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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement of The Producers Entertainment Group Ltd. on Form S-3 of our report dated September 17, 1997 on our audits of the financial statements of The Producers Entertainment Group Ltd. and Subsidiaries as of June 30, 1997.



/s/  KELLOGG & ANDELSON


Kellogg & Andelson
Sherman Oaks, California
August 28, 1998